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EXHIBIT 10.4

               FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (the "Amendment"), dated as of August 3, 2004, by and between SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC., a Delaware corporation (the "Company"), and FUSION CAPITAL FUND II, LLC (together with its permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Common Stock Purchase Agreement.

         WHEREAS, the parties hereto are parties to a Common Stock Purchase Agreement dated as of June 10, 2004 (the "Common Stock Purchase Agreement");

         WHEREAS, pursuant to the Common Stock Purchase Agreement, the Buyer has agreed to purchase, and the Company has agreed to sell up to $6,000,000 of the Common Stock all in accordance with the terms and conditions of the Common Stock Purchase Agreement;

         WHEREAS, the parties desire to amend the Common Stock Purchase
Agreement.

NOW, THEREFORE, in consideration of the agreements, covenants and considerations contained herein, the parties hereto agree as follows:

          1.   Amendments.

               a. The first sentence of Section 10(g) is hereby amended and restated in its entirety as follows:

               "Floor Price" means initially $0.50, which amount may be increased or decreased from time to time as provided below, except that in no case shall the Floor Price be less than $0.10."


          2. EFFECT OF AMENDMENT/INCORPORATION OF CERTAIN PROVISIONS. Except as amended as set forth above, the Common Stock Purchase Agreement shall continue in full force and effect. The provisions set forth in Section 11 of the Common Stock Purchase Agreement are hereby incorporated by reference into this Amendment.


                                    * * * * *




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         IN WITNESS WHEREOF, the Buyer and the Company have caused this First
Amendment to Common Stock Purchase Agreement to be duly executed as of the date first written above.



                                  THE COMPANY:

                                  SUB SURFACE WASTE MANAGEMENT OF DELAWARE, INC.

                                  By: /S/ BRUCE S. BEATTIE
                                      ------------------------------------------
                                      Name: Bruce S. Beattie
                                      Title: Chief Executive Officer


                                  BUYER:

                                  FUSION CAPITAL FUND II, LLC
                                  BY: FUSION CAPITAL PARTNERS, LLC
                                  BY: SGM HOLDINGS CORP.

                                  By: /s/ Steven G. Martin
                                      ------------------------------------------
                                      Name: Steven G. Martin
                                      Title: President




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